As Filed with the Securities and Exchange Commission on July 20, 1999
                                                 Registration No.
  ----------------------------------------------------------------------

                   SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM S-8
                      REGISTRATION STATEMENT UNDER
                       THE SECURITIES ACT OF 1933


                       COOPER TIRE & RUBBER COMPANY
             (Exact name of issuer as specified in its charter)

            DELAWARE                                 34-4297750
(State or other jurisdiction of                   (I.R.S. employer
incorporation or organization)                    identification no.)

                 Lima and Western Avenues, Findlay, Ohio 45840
                   (Address of principal executive offices)
                                 (Zip Code)

                       COOPER TIRE & RUBBER COMPANY
                     PRE-TAX SAVINGS PLAN (CLARKSDALE)
                         (Full title of the plan)


       Philip G. Weaver, Vice President and Chief Financial Officer
                       COOPER TIRE & RUBBER COMPANY
                 Lima and Western Avenues, Findlay, Ohio 45840
                   (Name and address of agent for service)

                              (419) 423-1321
      (Telephone number, including area code, of agent for service)



                         CALCULATION OF REGISTRATION FEE

========================================================================
                                  Proposed      Proposed
 Title of                         maximum       maximum
 securities         Amount        offering      aggregate   Amount of
   to be            to be         price per     offering    registration
 registered       registered(1)    share         price         fee
------------------------------------------------------------------------
Common Stock,
$1 par value      10,000 shs.     $23.25(2)      $232,500     $65.00
========================================================================
(1) The following shares are being registered in this Form S-8: 10,000 shares of Common Stock, $1 par value, and 10,000 Rights to Purchase Series A Preferred Stock of Cooper Tire & Rubber Company that will be available for award under the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale).
(2)The prices stated above are estimated solely for the purpose of determining the registration fee and are based on the average of the high and low market prices of the stock on July 19, 1999, as reported on the New York Stock Exchange Composite Transactions Tape.
  In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

Part II. INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
Item 3.  Incorporation of Documents by Reference.

   The following documents, which have been or will be filed by registrant with the Securities and Exchange Commission (the
"Commission") pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, are hereby incorporated in this registration statement by reference and shall be deemed to be a part hereof:

   (a) The registrant's Annual Report on Forms 10-K and 10-K/A for the fiscal year ended December 31, 1998
(b) The registrant's Form 10-Q for the quarterly period ended March
     31, 1999.
   (c) The registrant's Registration on Form 8-K, dated May 15, 1998, relating to the Amended and Restated Stockholder Rights
        Agreement dated May 11, 1998.

   All documents subsequently filed by the registrant or the Plan pursuant to Section 13 or 14 of the Exchange Act, prior to the termination of the offering made hereby, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

Item 4. Description of Securities.

   Not applicable.

Item 5. Interests of Named Experts and Counsel.

   The validity of the shares of Common Stock to be offered hereunder is being passed upon for the registrant by Mr. Richard D. Teeple, Vice President and General Counsel for the registrant, Lima and Western Avenues, Findlay, Ohio 45840. Mr. Teeple is an officer of the registrant, owns shares of the registrant's Common Stock, and holds options to purchase additional shares.

Item 6. Indemnification of Directors and Officers.

   Section 145 of the General Corporation Law of Delaware authorizes indemnification of directors, officers and employees of Delaware corporations. Article VII of the registrant's bylaws (i) authorizes the indemnification of directors and officers (the "Indemnitees") under specified circumstances to the fullest extent authorized by the General Corporation Law of Delaware, (ii) provides for the advancement of expenses to the Indemnitees for defending any proceedings related to the specified circumstances, and (iii) authorizes the registrant to maintain certain policies of insurance to protect itself and any of its directors, officers or employees. The registrant currently maintains policies of insurance under which the directors and officers of registrant are insured, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities which might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers.

Item 7.  Exemption from Registration Claimed.

   Not applicable.

ITEM 8.  Exhibits.

   The Exhibit Index on page 7 of this filing is incorporated herein by reference.

   The registrant undertakes to submit the plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and will make all changes required by the IRS in order to qualify the plan.

ITEM 9.  Undertakings.

1. The undersigned registrant hereby undertakes:

     A. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            i. To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
           ii. To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set forth in the registration statement;
          iii. To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

            provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     B. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     C. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(continued)                         3

3. The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each employee to whom the prospectus is sent or given, a copy of the registrant's annual report to stockholders for its last fiscal year, unless such employee otherwise has received a copy of such report, in which case the registrant shall state in the prospectus that it will promptly furnish, without charge, a copy of such report on written request of the employee. If the last fiscal year of the registrant has ended within 120 days prior to the use of the prospectus, the annual report of the registrant for the preceding fiscal year may be so delivered, but within such 120 day period the annual report for the last fiscal year will be furnished to each such employee.

4. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 6, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay and State of Ohio on July 20, 1999.


                                        COOPER TIRE & RUBBER COMPANY



                                        /s/ Stan C. Kaiman
                                        --------------------------------
                                        STAN C. KAIMAN, Attorney-in-fact


   Pursuant to the requirements of the Securities Exchange Act of 1933, this report has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                       Title                    Date
      ---------                       -----                    ----

PATRICK W. ROONEY*       Chairman of the Board,          July 20, 1999
                         Chief Executive Officer
                         and Director
                         (Principal Executive Officer)

THOMAS A. DATTILO*       President, Chief                July 20, 1999
                         Operating Officer and Director

JOHN FAHL*               Vice President and Director     July 20, 1999

PHILIP G. WEAVER*        Vice President and Chief        July 20, 1999
                         Financial Officer
                         (Principal Financial Officer)

EILEEN B. WHITE*         Corporate Controller            July 20, 1999
                         (Principal Accounting Officer)

ARTHUR H. ARONSON*       Director                        July 20, 1999

EDSEL D. DUNFORD*        Director                        July 20, 1999

DEBORAH M. FRETZ*        Director                        July 20, 1999

DENNIS J. GORMLEY*       Director                        July 20, 1999

JOHN F. MEIER*           Director                        July 20, 1999

BYRON O. POND*           Director                        July 20, 1999

JOHN H. SHUEY*           Director                        July 20, 1999



*By/s/ Stan C. Kaiman
   --------------------------------
   STAN C. KAIMAN, Attorney-in-fact


(continued)

   Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Findlay, and State of Ohio on July 20, 1999.

                                      COOPER TIRE & RUBBER COMPANY
                                      PRE-TAX SAVINGS PLAN
                                      (CLARKSDALE)


                                      /s/ P. G. Weaver
                                      -----------------------------
                                      P. G. Weaver



                                      /s/ W. C. Hattendorf
                                      -----------------------------
                                      W. C. Hattendorf




                                      /s/ P. W. Rooney
                                      -----------------------------
                                      P. W. Rooney


                                      As members of the Pre-Tax
                                      Savings Plan Committee


*By/s/ Stan C. Kaiman
   --------------------------------
   STAN C. KAIMAN, Attorney-in-fact

                            INDEX TO EXHIBITS

                                 PART II.


Exhibit                         Description                        Page
-------  --------------------------------------------------------  -----

(3)(i)   Certificate of Incorporation, as restated and filed
         with the Secretary of State of Delaware on May 17, 1993,
         is incorporated herein by reference from Exhibit 3(i) of
         the Company's Form 10-Q for the quarter ended
         June 30, 1993                                               n/a

         Certificate of Correction of Restated Certificate of
         Incorporation as filed with the Secretary of State of
         Delaware on November 24, 1998, is incorporated herein by
         reference from Exhibit 3(i) of the Company's Form 10-K
         for the year ended December 31, 1998.                       n/a

         Form of Amended and Restated Rights Agreement dated as
         of May 11, 1998, between the Registrant and The Fifth
         Third Bank, as rights agent and the Form of Certificate
         of Designation for the Preferred Stock are incorporated
         herein by reference from Exhibit 4 of the Registrant's
         Form 8-K dated May 15, 1998.                                n/a

(3)(ii)  Bylaws, as amended May 5, 1987, are incorporated herein by reference from Exhibit 19 of the Company's Form 10-Q
         for the quarter ended June 30, 1987                         n/a

(5) Opinion of Richard D. Teeple, Esq. as to the legality of
the shares registered hereunder                               8

(23)     Consent of Ernst & Young LLP                                  9

(23)     Consent of Richard D. Teeple, Esq. (included in Exhibit 5)    8

(24)     Powers of Attorney                                        10-13

(99) Certified resolution of the Company's Board of Directors
adopted July 20, 1999                                     14-15

                                                           Part II
                                                           Exhibit (5)


July 20, 1999



Cooper Tire & Rubber Company
Lima and Western Avenues
Findlay, Ohio  45840

     RE:  Cooper Tire & Rubber Company
          Registration Statement on Form S-8
          Pre-Tax Savings Plan (Clarksdale)

Gentlemen:

   Reference is made to the Registration Statement on Form S-8 (the "Registration Statement") which you are filing with the Securities and Exchange Commission with respect to 10,000 shares of Common Stock, $1 par value, and 10,000 Rights to Purchase Series A Preferred Stock of Cooper Tire & Rubber Company (the "Company") to be offered to employees of the Company who are eligible for participation in the Pre-Tax Savings Plan (Clarksdale) ("Plan"). I examined such documents and questions of law as I deem necessary for this opinion.

   I am of the opinion that the 10,000 shares of Common Stock and 10,000 Rights to Purchase Series A Preferred Stock to be offered after the Registration Statement becomes effective, and which may be purchased by the Trustee for the accounts of employees participating in the Plan, will be validly issued and outstanding, fully paid and non-assessable.

   I hereby consent to the filing of this opinion as Exhibit (5) to the Registration Statement and to the reference made to me under the caption "Interests of Named Experts and Counsel" in the Registration Statement.

                                      Respectfully submitted,

                                      COOPER TIRE & RUBBER COMPANY



                                      /s/ Richard D. Teeple
                                      ----------------------------------
                                      Richard D. Teeple,
                                      Vice President and General Counsel

                                                           Part II
                                                           Exhibit (23)


                    CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale) of our reports (a) dated February 9, 1999, with respect to the consolidated financial statements and schedule of Cooper Tire & Rubber Company included in its Annual Report (Form 10-K) and (b) dated May 14, 1999, with respect to the financial statements and schedules of the Cooper Tire & Rubber Company Thrift and Profit Sharing Plan, the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Texarkana), the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Auburn), the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Findlay), the Cooper Tire & Rubber Company Pre-Tax Savings Plan (El Dorado), the Cooper Tire & Rubber Company Pre-Tax Savings (Bowling Green - Hose), and the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Bowling Green - Sealing) included in Amendment No. 1 to its Annual Report (Form 10-K), both for the year ended December 31, 1998, filed with the Securities and Exchange Commission.




                                                  /s/ Ernst & Young LLP
                                                  ---------------------
                                                  ERNST & YOUNG LLP

Toledo, Ohio
July 20, 1999

                                                         Part II
                                                         Exhibit (24)

                           POWER OF ATTORNEY
                           -----------------

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers of Cooper Tire & Rubber Company, do hereby, for and on behalf of said Cooper Tire & Rubber Company in accordance with the certain resolution of the Board of Directors adopted July 20, 1999, constitute and appoint Patrick W. Rooney, or Thomas A. Dattilo, or Stan C. Kaiman as its attorney with full power of substitution and resubstitution for and in its name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

   Executed at Findlay, Ohio this 20th day of July, 1999.

ATTEST:                                 COOPER TIRE & RUBBER COMPANY

/s/ Stan C. Kaiman                      /s/ Patrick W. Rooney
---------------------------             ------------------------------
Stan C. Kaiman, Secretary               Patrick W. Rooney, Chairman of
                                        the Board, Chief Executive
                                        Officer, and Director



STATE OF OHIO    )
                 )ss.
COUNTY OF HANCOCK)


   On this 20th day of July, 1999, before me, a Notary Public in and for the State and County aforesaid, personally appeared Patrick W. Rooney and Stan C. Kaiman, known to me to be the persons whose names are subscribed in the within instrument and acknowledged to me that they executed the same.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 /s/ Kathy A. Morrison
                                 --------------------------------------
                                 Kathy A. Morrison
                                 Notary Public, State of Ohio
                                 My commission expires October 6, 2002

(SEAL)

                                                        Part II
                                                        Exhibit (24)

                           POWER OF ATTORNEY
                           -----------------

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Plan Committee of the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale) do hereby constitute and appoint Patrick W. Rooney, or Thomas A. Dattilo, or Stan C. Kaiman as its attorney with full power of substitution and resubstitution for and in its name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

   Executed at Findlay, Ohio this 20th day of July, 1999.


/s/ P. G. Weaver                        /s/ W. C. Hattendorf
---------------------------             ------------------------------
P. G. Weaver                            W. C. Hattendorf


/s/ P. W. Rooney
------------------------------
P. W. Rooney



STATE OF OHIO    )
                 )ss.
COUNTY OF HANCOCK)


   On this 20th day of July, 1999, before me, a Notary Public in and for the State and County aforesaid, personally appeared P. G. Weaver, W. C. Hattendorf, and P.W. Rooney known to me to be the persons whose names are subscribed in the within instrument and acknowledged to me that they executed the same.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 /s/ Kathy A. Morrison
                                 --------------------------------------
                                 Kathy A. Morrison
                                 Notary Public, State of Ohio
                                 My commission expires October 6, 2002

(SEAL)

                                                      Part II
                                                      Exhibit (24)

                           POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, in the capacities indicated, do hereby constitute and appoint Patrick W. Rooney, or Thomas
A. Dattilo, or John Fahl, or Stan C. Kaiman as their attorney with full power of substitution and resubstitution for and in their name, place and stead, to sign and file with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Act of 1933, as amended, for the purpose of registering certain shares of common stock with a par value of $1.00 per share of Cooper Tire & Rubber Company and certain interests in the Cooper Tire & Rubber Company Pre-Tax Savings Plan (Clarksdale) and any and all amendments to said Registration Statement, whether such amendments are filed prior or subsequent to the effective date thereof, or any amendments to any exhibits thereto or to file any supplement to the Prospectus related thereto and any and all applications, instruments or documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of said attorney or any such substitute.

   Executed at Findlay, Ohio this 20th day of July, 1999.

/s/ Arthur H. Aronson                   /s/ Thomas A. Dattilo
---------------------------             -----------------------------
Arthur H. Aronson, Director             Thomas A. Dattilo, President,
                                        Principal Operating Officer,
                                        and Director

/s/ Edsel D. Dunford                    /s/ John Fahl
---------------------------             ---------------------------
Edsel D. Dunford, Director              John Fahl, Director


/s/ Deborah M. Fretz                    /s/ Dennis J. Gormley
---------------------------             ---------------------------
Deborah M. Fretz, Director              Dennis J. Gormley, Director


/s/ Stan C. Kaiman                      /s/ John F. Meier
---------------------------             ---------------------------
Stan C. Kaiman, Secretary               John F. Meier, Director


/s/ Byron O. Pond                       /s/ Patrick W. Rooney
---------------------------             ------------------------------
Byron O. Pond, Director                 Patrick W. Rooney, Chairman of
                                        the Board, Principal Executive
                                        Officer, and Director


/s/ John H. Shuey                       /s/ Philip G. Weaver
--------------------------              --------------------------------
John H. Shuey, Director                 Philip G. Weaver, Vice President
                                        and Principal Financial Officer

/s/ Eileen B. White
-----------------------------
Eileen B. White, Principal
Accounting Officer and
Corporate Controller
(continued)

STATE OF OHIO    )
                 )ss.
COUNTY OF HANCOCK)


     On this 20th day of July, 1999, before me, a Notary Public in and for the State and County aforesaid, personally appeared Arthur H. Aronson, Thomas A. Dattilo, Edsel D. Dunford, John Fahl, Deborah M. Fretz, Dennis J. Gormley, Stan C. Kaiman, John F. Meier, Byron O. Pond, Patrick W. Rooney, John H. Shuey, Philip G. Weaver, and Eileen B. White, known to me to be the persons whose names are subscribed in the within instrument and who acknowledged to me that they executed the same.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                 /s/ Kathy A. Morrison
                                 --------------------------------------
                                 Kathy A. Morrison
                                 Notary Public, State of Ohio
                                 My commission expires October 6, 2002

(SEAL)

                                                           Part II
                                                           Exhibit (99)
                          C E R T I F I C A T E
                          ---------------------

   I, Stan C. Kaiman, do hereby certify that I am the duly elected, qualified and acting Secretary of Cooper Tire & Rubber Company, and that the following is a true, accurate and correct copy of certain resolutions duly adopted by the Board of Directors of said Company at a meeting duly called and held on July 20, 1999, at which meeting a quorum of the Board was present and acting throughout:

      WHEREAS, negotiations have been held with Local Union #556L, United Steelworkers of America (USWA) and the International Union, USWA (herein collectively referred to as the "Union"), concerning plans to encourage and assist certain employees of the Clarksdale Plant to engage in a savings program with a view toward meeting financial emergencies and as a means of adding to their retirement income, and

      WHEREAS, a document defining a Pre-Tax Savings Plan has been executed on behalf of the Company, the Local Union, and the International Union at the Clarksdale Plant (herein referred to as the "Plan"), which Plan has been drafted to comply with applicable laws and governmental regulations concerning plan qualification, and

      WHEREAS, a trust agreement for the Plan has been executed between the Company and National City Bank, as trustee (the "Trust
      Agreement"), and

      WHEREAS, it will be necessary to file a registration statement with the Securities and Exchange Commission with respect to interests in the Plan and the Common Stock of the Company offered in connection with the Plan.

      NOW, THEREFORE, BE IT RESOLVED, that the execution of the Plan and the Trust Agreement be, and hereby is, confirmed and ratified in all respects.

      FURTHER RESOLVED, that the proper officers of the Company be, and they hereby are, authorized and directed to prepare or cause to be prepared, execute and file, or cause to be filed with the Securities and Exchange Commission a Registration Statement on Form S-8 pursuant to the Securities Exchange Act of 1933, as amended, and that such officers be authorized to do or cause to be done all such further things as may, in their opinion, be necessary or advisable in order to effect the filing of such registration under said Act.

      RESOLVED, that Patrick W. Rooney, or Thomas A. Dattilo, or Stan C. Kaiman be, and each of them hereby is, appointed as the attorney of the Company with full power of substitution and resubstitution for and in the name, place and stead of the Company, to sign and file the Form S-8 relating to the Plan together with any and all amendments and exhibits thereto, together with amendments to any such exhibits, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.





(continued)

      FURTHER RESOLVED, that the Chairman of the Board, the President, a Vice President, or the General Counsel together with the Secretary or Treasurer of the Company be, and they hereby are, authorized and directed for and on its behalf to execute a Power of Attorney evidencing the foregoing appointment.

      FURTHER RESOLVED, that the appropriate officers of the Company be, and they hereby are, authorized and directed to execute and deliver, on behalf of the Company, such instruments, documents, agreements and papers, and to do, on behalf of the Company, such other acts and things as he or they may deem necessary or desirable to effect the purpose and intent of the foregoing resolutions.

      I further certify that such resolutions have not been rescinded, modified or changed by any action of the Board of Directors and that they are now in full force and effect.

      IN WITNESS WHEREOF, I have hereunto set my hand and attached the Corporate Seal this 20th day of July, 1999.



                                        /s/ Stan C. Kaiman
                                       --------------------------------
                                       Stan C. Kaiman
                                       Secretary


(SEAL)